UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2008

                                 BOOKS-A-MILLION, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20664	63-0798460
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Birmingham, Alabama                                  402 Industrial Lane                                                         35211

(Address of principal executive offices, including zip code)

(205) 942-3737

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Stockholder Approval of Second Amendment to the Books-A-Million, Inc. 2005 Incentive Award Plan

          At the Annual Meeting of Stockholders of Books-A-Million, Inc. (the “Company”) held on May 29, 2008 (the “Annual Meeting”), the stockholders of the Company approved the Second Amendment (the “Second Amendment”) to the Books-A-Million, Inc. 2005 Incentive Award Plan (the “Plan”). The Second Amendment to the Plan increases the total number of shares of the Company’s Common Stock available for grants under the Plan by an additional 600,000 shares, such that the Plan will provide for a total of 1,200,000 shares eligible for issuance to members of the Board of Directors, employees and consultants.

          A copy of the Plan, as amended by the Second Amendment, is attached as Appendix A to the Company’s 2008 Proxy Statement on Schedule 14A that was filed with the Securities and Exchange Commission on April 21, 2008. A copy of the Plan, as amended by the Second Amendment, is also included with this Current Report on Form 8-K as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit
10.1	Books-A-Million, Inc. 2005 Incentive Award Plan, as amended by the Second Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKS-A-MILLION, INC.
By:	_/s/ Douglas G. Markham____________________
Douglas G. Markham Chief Financial Officer

Dated: May 29, 2008

INDEX TO EXHIBITS

Exhibit Number	Exhibit
10.1	Books-A-Million, Inc. 2005 Incentive Award Plan, as amended by the Second Amendment